FIRST AMENDMENT TO
               FIRST AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

      This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of January 31, 2006 (this "Amendment"), is made by and among by and among Aurora Antrim North, LLC, a Michigan limited liability company (the "Issuer"); Aurora Energy, Ltd., a Nevada corporation ("Aurora"); TCW Energy Fund X - NL, L.P., a California limited partnership ("Fund X - NL"); TCW Energy Fund XB - NL, L.P., a California limited partnership ("Fund XB - NL"); TCW Energy Fund XC - NL, L.P., a California limited partnership ("Fund XC - NL"); TCW Energy Fund XD - NL, L.P., a California limited partnership ("Fund XD - NL"); TCW Asset Management Company ("Tamco"), a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc. and others; Tamco as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company and others; Tamco as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003, among Harry L. Bradley, Jr. Partition Trust and others; Tamco, as Investment Manager under the Investment Management Agreement dated June 13, 2005 among The Ford Foundation and others (Tamco in the capacities designated above, Fund X - NL, Fund XB - NL, Fund XC - NL and Fund XD - NL are hereinafter collectively referred to as the "Purchasers," each a "Purchaser"); Tamco as Administrative Agent (together with its successors in such capacity, the "Administrative Agent"); and Tamco as Collateral Agent (together with its successors in such capacity, the "Collateral Agent").

                                    RECITALS

      WHEREAS, the Issuer and Aurora have entered into that certain First Amended and Restated Note Purchase Agreement (as amended, modified or supplemented from time to time, the "First Amended and Restated Note Purchase Agreement") with the Purchasers, Administrative Agent and Collateral Agent.

      WHEREAS, the Issuer desires to enter into that certain Senior Revolving Credit Agreement, dated as of even date herewith, by and among the Issuer, BNP Paribas, as Administrative Agent and the other Senior Revolving Lenders party thereto.

      WHEREAS, the Issuer, Aurora, the Purchasers, Administrative Agent and Collateral Agent desire to amend the First Amended and Restated Note Purchase Agreement to the extent set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and modify the First Amended and Restated Note Purchase Agreement, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as follows:

      Section 1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the First Amended and Restated Note Purchase Agreement, as amended by this Amendment.

      Section 2. Amendments.

            2.01 Section 1.1 of the First Amended and Restated Note Purchase Agreement is hereby amended by inserting the following definition:

            "Permitted Senior Bank Facility" means that certain Senior Revolving Credit Agreement, dated as of even date herewith, by and among the Issuer, BNP Paribas, as Administrative Agent and the financial institutions listed therein from time to time as Senior Revolving Lenders (as defined therein), as from time to time renewed, extended, amended, supplemented, or restated, and any agreements representing the refinancing, replacement, or substitution in whole or in part of the revolving credit loans and letter of credit liabilities made or incurred under such Revolving Credit Agreement."

            2.02 Section 1.1 of the First Amended and Restated Note Purchase Agreement is hereby amended by deleting the definition of "Permitted Encumbrances" in its entirety, and replacing it with the following paragraph:

            "Permitted Encumbrances" means

            (a) Liens imposed by law for taxes, assessments or other governmental charges or levies that are not at the time delinquent or are being contested in compliance with Section 5.1(i);

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue or are being contested in compliance with Section 5.1(i);

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) deposits to secure the performance of tenders, bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) irregularities in title, boundaries, or other survey defects, easements, leases, restrictions, servitudes, permits, zoning restrictions, rights-of-way, conditions, covenants, and rights of others in any property of the Issuer and its Subsidiaries for streets, roads, bridges, pipes, pipelines, railroads, electric transmission and distribution lines, telegraph and telephone lines, flood control, water rights, rights of others with respect to navigable waters, sewage and drainage rights existing as of the Closing Date or granted by the Issuer or its Subsidiaries in the ordinary course of business and other similar charges or encumbrances which do not secure the payment of money and otherwise do not materially interfere with the occupation, use and enjoyment by the Issuer or its Subsidiaries of any of the Property in the normal course of business or materially impair the value thereof;


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

            (f) licenses granted in the ordinary course of business and leases of Property of the Issuer and its Subsidiaries that is not material to the business and operations of the Issuer and its Subsidiaries;

            (g) security interests arising by operation of law solely under
Article 2 of the UCC to the extent and so long as the "debtor" with respect to such security interests does not have or does not lawfully obtain possession of the goods subject thereto;

            (h) any Lien or privilege vested in any lessor, licensor or permittor for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits;

            (i) any obligations or duties affecting any of the Property to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held; and

            (j) Liens securing the Permitted Senior Bank Facility which do not encumber any equity interest in the Issuer or any Overriding Royalty Interest.

            provided that other than as described in clause (j) above, the term "Permitted Encumbrances" shall not include any Lien securing Funded Indebtedness.

            2.03 Section 2.7 of the First Amended and Restated Note Purchase Agreement is hereby amended and replaced in its entirety as follows:

                  "As additional consideration for the Notes, Issuer and Aurora shall, pursuant to an ORRI Conveyance executed, delivered and recorded concurrently with the later of the Closing or Issuer's or Aurora's acquisition of title, assign to ORRI Assignee an overriding royalty interest (the "Overriding Royalty Interest") in the Lands covered or included in the Initial Engineering Report or any subsequent Engineering Report and all other properties in the Project Area drilled or otherwise developed by Issuer or Aurora on or before the later of the Maturity Date or the repayment in full of the Notes and the Note Obligations (excluding those Note Obligations arising under the Overriding Royalty Interest). The Overriding Royalty Interest will have a royalty share of four percent (4%) proportionally reduced to Issuer's or Aurora's (i) working interest if the burdened interest of Issuer or Aurora shall be a working interest or (ii) overriding royalty or fee interest if the burdened interest of Issuer or Aurora is an overriding royalty or fee interest (as such burdened interest may be adjusted upwards but not downwards by reason of any "back-in," reversionary, "after-payout" or similar interest or event). The Overriding Royalty Interest shall be senior and superior to the Liens of the Collateral Documents and any other Liens other than Permitted Encumbrances (except as otherwise expressly provided herein).


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

            2.04 Section 1.1 of the First Amended and Restated Note Purchase Agreement is hereby amended by deleting the definition of "Pro Rata Portions" in its entirety, and replacing it with the following paragraph:

            "Pro Rata Portion" shall be determined, as of any period, by dividing (i) the aggregate principal amount of the outstanding Notes held by a Holder by (ii) the aggregate original principal amount of the outstanding Notes held by all Holders. The Pro Rata Portions of the Holders as of the date of funding of the initial Subsequent Advance are set forth on Exhibit B-3 hereto.

            A new Exhibit B-3 shall be attached to the First Amended and Restated Note Purchase Agreement in the form attached hereto.

            2.05 Section 5.2(f) of the First Amended and Restated Note Purchase Agreement is hereby amended and replaced in its entirety as follows:

            "(f) Indebtedness. The Issuer will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness existing on the date hereof and set forth in
            Schedule 5.2(f) of this Agreement and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or change any material term thereof;

                  (ii) the Note Obligations;

                  (iii) trade debt arising in the ordinary course of business for goods or services;

                  (iv) endorsements of checks or drafts in the ordinary course of business;

                  (v) accrued obligations related to employee benefit plans; and

                  (vi) Indebtedness under the Permitted Senior Bank Facility."

            2.06. Section 5.2(o) of the First Amended and Restated Note Purchase Agreement is hereby amended and replaced in its entirety as follows:

            "(o) Limitation on Financing Sources. Prior to the Commitment Expiry Date, neither Issuer, Aurora nor any Affiliate of Issuer or Aurora shall obtain any financing to fund any development or acquisition in the Area of Mutual Interest from any source other than TCW or an Affiliate of TCW, other than the Permitted Senior Bank Facility."

            2.07. Section 6.4(e) of the First Amended and Restated Note Purchase Agreement is hereby amended and replaced in its entirety as follows:

            "(e) upon receipt by the Note Holders of evidence that no Lien or other interest had been filed against Issuer or any Collateral other than Permitted Encumbrances."

            2.08. Schedule 4.1(m) of the First Amended and Restated Note Purchase Agreement is hereby amended and replaced in its entirety with the
Schedule 4.1(m) attached hereto.

      Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness:

            (a) Each of the representations and warranties of the Issuer and Aurora contained in the First Amended and Restated Note Purchase Agreement and each of the other Note Documents shall be true and correct in all material respects as of such date; and

            (b) Issuer shall have paid a two million dollar ($2,000,000) yield enhancement payment to Administrative Agent no later than the date hereof.

      Section 4. Miscellaneous.

            4.01 Ratification. The Company hereby ratifies, and acknowledges and agrees to remain bound by all the terms and conditions contained in, the First Amended and Restated Note Purchase Agreement, as amended by this Amendment, all of which terms and conditions are expressly incorporated herein.

            4.02 Effectiveness. This Amendment shall be effective as of the date hereof.

            4.03 Headings. The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed a part of this Amendment.

            4.04 Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Issuer nor Aurora may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the [Collateral Agent] (and any attempted assignment or transfer by the Issuer or Aurora without such consent shall be null and void). Nothing in this Amendment, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Amendment.

            4.05 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronically imaged transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

            4.06 Governing Law. THIS AMENDMENT, THE NOTES AND ALL ISSUES HEREUNDER AND THEREUNDER, INCLUDING (WITHOUT LIMITATION) THE DETERMINATION OF THE MAXIMUM LAWFUL RATE OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED WITH RESPECT TO THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, ss.ss. 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NYCPLR 327(b). TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING, WHETHER IN TORT, CONTRACT OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER DOCUMENTS OTHER THAN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PURCHASER TO ENFORCE ANY RIGHT OR EXERCISE ANY REMEDY UNDER THE MORTGAGE OR SECURITY AGREEMENT (COLLECTIVELY, "COLLATERAL ACTIONS"), AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING (OTHER THAN COLLATERAL ACTIONS) SHALL BE HEARD AND DETERMINED ONLY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OF THE COMPANY IN ANY COLLATERAL ACTION IN ANY OTHER JURISDICTION.

            4.07 Further Assurances. Each party hereby covenants and agrees that, subsequent to the execution and delivery of this Amendment and without any additional consideration, it shall execute and deliver any further instruments, agreements, consents and other documents and perform any acts reasonably requested by the other parties hereto to effectuate the purposes of this Amendment.


                  [Remainder of page intentionally left blank.]


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


            Please confirm your agreement to the foregoing as of the date first above written by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Amendment shall constitute a binding agreement between the Issuer and Aurora, on the one hand, and the Purchasers, Administrative Agent and Collateral Agent on the other hand.



                                     ISSUER:

                                     AURORA ANTRIM NORTH, LLC,
                                     a Michigan limited liability company
                                     By: Aurora Energy, Ltd., its Manager

                                     By: _________________________________
                                         Name: William W. Deneau
                                         Title: President

                                     AURORA:

                                     AURORA ENERGY, LTD.,
                                     a Nevada corporation

                                     By: __________________________________
                                         Name: William W. Deneau
                                         Title: President

                                     PURCHASERS:

                                     TCW ENERGY FUND X - NL, L.P.,
                                     a California limited partnership
                                     By  TCW (ENERGY X) LLC,
                                         its General Partner:
                                     By: TCW Asset Management Company,
                                         its Managing Member

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW ENERGY FUND XB - NL, L.P., a
                                     California limited partnership
                                     By TCW (ENERGY X)LLC,
                                        its General Partner:
                                     By: TCW Asset Management Company,
                                         its Managing Member

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW ENERGY FUND XC - NL, L.P.,
                                     a California limited partnership
                                     By TCW (ENERGY X) LLC,
                                        its General Partner:
                                     By: TCW Asset Management Company,
                                         its Managing Member

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President


                                Signature Page to
         First Amendment to Amended and Restated Note Purchase Agreement

                                     TCW ENERGY FUND XD - NL, L.P.,
                                     a California limited partnership

                                     By TCW (ENERGY X) LLC,
                                        its General Partner:

                                     By: TCW Asset Management Company,
                                         its Managing Member

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW ASSET MANAGEMENT COMPANY,
                                     a California corporation, as Investment
                                     Manager under the Amended and Restated
                                     Investment Management and Custody
                                     Agreement dated as of December 3, 2003
                                     among Ensign Peak Advisors, Inc. and others

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company and others

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President


                                Signature Page to
         First Amendment to Amended and Restated Note Purchase Agreement

                                     TCW Asset Management Company,
                                     a California corporation, as Investment
                                     Manager under the Amended and Restated
                                     Investment Management and Custody Agreement dated as of December 11, 2003, among Harry L. Bradley, Jr. Partition Trust and others

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW Asset Management Company, a California corporation, as Investment Manager under the Investment Management Agreement dated June 13, 2005 among The Ford Foundation and others

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President

                                     TCW ASSET MANAGEMENT COMPANY, a California corporation, as Administrative Agent

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President


                                Signature Page to
         First Amendment to Amended and Restated Note Purchase Agreement

                                     TCW ASSET MANAGEMENT COMPANY, a California corporation, as Collateral Agent

                                     By: __________________________________
                                         Name: Kurt Talbot
                                         Title: Managing Director

                                     By: __________________________________
                                         Name: Patrick Hickey
                                         Title: Senior Vice President


                                Signature Page to
         First Amendment to Amended and Restated Note Purchase Agreement

                                   Exhibit B-3

                                Pro Rata Portions

                          [Replacement Schedule 4.1(m)]

                              [TO INCLUDE PERMITTED
                              SENIOR DEBT FACILITY]